Exhibit 10.10 Exchange Agreement between us and Hartford Holdings

                               EXCHANGE AGREEMENT
                                    BETWEEN
                                TELEMETRIX INC.
                                      AND
                               HARTFORD HOLDINGS

THIS EXCHANGE AND CONVERSION AGREEMENT (hereinafter called this "Agreement")
made and entered into as of this 26 day of May, 2003 by and among TELEMETRIX
INC., a Delaware corporation with offices at 1225 Sage Street, Gering, Nebraska
69341 ("Company"), and HARTFORD HOLDINGS, a Cayman corp with offices at P.O. Box
143, Grand Cayman, BWI ("Hartford").

WHEREAS, the Company has been organized as a Delaware corporation for the primary purpose of engaging in the telecommunications business; and

WHEREAS, HARTFORD holds stock in the Company;

WHEREAS, the Company has agreed upon the terms and conditions set forth herein, to an exchange of the Common Stock held by HARTFORD for new issue preferred capital stock of the Company; and

WHEREAS, the Company and HARTFORD mutually desire to set forth their agreements and understandings with respect to such exchange of common capital stock for new issue preferred capital stock of the Company of the Company and to provide for certain rights of HARTFORD in connection therewith;

NOW, THEREFORE, for and in consideration of the premises and of the mutual agreements, provisions and covenants herein contained and the mutual benefits derived therefrom, the parties hereto do covenant and agree as follows:

1.   Capital Structure of the Company. The Company is a Delaware corporation authorized by its Certificate of Incorporation, to issue 25,000,000 shares of Common Stock ("Common Stock"), par value $.001 per share, of which
     18,486,176 are outstanding and 5,000,000 shares of Preferred Stock, par value of $.001 per share, of which 0 shares are outstanding.

2.   Exchange of Common Stock capital stock for new issue preferred shares of stock. As of the date of this agreement, HARTFORD shall surrender to the principal office of the Company (or such other office or agency of the
     Company as the Company may designate by notice in writing to the holder or holders of the Common Stock of the Company) certificates representing
     3,962,004 shares of Common Stock which have been issued by the Company to
     HARTFORD, successors or assigns, and shall exchange without further cost
     3,962,004 shares of Common Stock for 594,301 shares of Common Stock and
     16,838.5 shares of Preferred Stock. This agreement does not contemplate the surrender of any shares of stock which are held by HARTFORD and which were not a part of any transactions between HARTFORD and the Company, and which shares are held by HARTFORD as either restricted or unrestricted  shares of
     Common Stock.

3.   Authorization of Issuance of Preferred Stock. This exchange calls for the issuance of Preferred Stock. The Company shall promptly take such steps as may be necessary or appropriate under the laws of Delaware and the federal securities laws to permit the issuance of the Preferred Stock. If the authorization and issuance of such Preferred Stock requires an amendment to the Company's Certificate of Incorporation and the adoption by the stockholders of such amendment, the Company shall immediately initiate the necessary and required documents and corporate meetings. The Preferred
     Stock shall be non-voting stock.

4.   Option of HARTFORD for Registration or Exchange of Stock. At any time, and subject to the terms set forth in paragraph 5 of this document, HARTFORD shall have the right by providing written notice to the Company to have the
     Company register in accordance with Paragraph 6 hereof all or any part of the Common Stock owned by HARTFORD. if any, held by HARTFORD on a registration statement in compliance with the Securities Act of 1933 in order to permit the sale or distribution of such stock.

5.   Registration of Stock. If the Company shall receive from HARTFORD a written request that the Company register Common Stock under a registration statement in compliance with the Securities Act of 1933 as provided in paragraph 6 hereof, in order to permit the sale or distribution of such stock, the Company, as soon as practicable after giving written notice to
     HARTFORD (which notice shall be given by the Company within ten (10) days after receipt of the written request for registration from HARTFORD) that it has elected to file a registration statement for the Common Stock held by HARTFORD pursuant to this paragraph, will use its best efforts to effect such registration and qualify the Common Stock in such jurisdictions as may be requested by HARTFORD. Any such registration of shares requested by
     HARTFORD may include shares of Common Stock owned by other shareholders of the Company. 100,000 (One Hundred Thousand) shares in the aggregate is the minimum number of shares that may be included in any registration. Each selling shareholder shall bear a pro rata portion of all costs and expenses paid to third parties (other than those paid to any affiliate or subsidiary of the Company or any shareholder thereof) for registration and filing fees, printing expenses, fees and disbursements of counsel, and any accounting fees incident to or required by the registration or qualification. Underwriting discounts and commissions shall be the pro rata expense of each selling shareholder. The Company shall keep effective and maintain any such registration statement for such period and to the extent as HARTFORD may deem necessary for the purpose of selling or disposing of the shares, and from time to time during such period shall amend or supplement the prospectus used in connection therewith to the extent necessary in order to comply with the applicable law. The Company shall be required to comply with the above registration provisions only once, except that if HARTFORD receives a Warrant which it is not entitled to exercise until after the registration statement has become effective, then HARTFORD shall be entitled to a second registration to cover Common Stock acquired by it upon exercise of the Warrant an any other shares of Common Stock then still owned by HARTFORD.

     Should the Company at any time seek to register all or any part of its
     Common Stock under a registration statement in compliance with the
     Securities Act of 1933, without having been requested to do so by HARTFORD, in accordance with this paragraph, HARTFORD may (in addition to its registration rights set forth above) add any or all of such shares of the
     Company as it may own to any such registration. The Company shall bear all costs and expenses for registration and filing fees, printing expenses, fees and disbursements of all counsel and any accounting fees, including expenses of any special audit, incident to or required by any registration not requested by HARTFORD. Underwriting discounts and commissions shall be the pro rata expense of such selling shareholder.

6.   Indemnification. Prior to the effective date of any registration statement relating to any of the shares of Common Stock owned by HARTFORD, the
     Company and HARTFORD shall enter into an agreement providing for reciprocal indemnification against any losses, claims, damages or liabilities to which the Company or HARTFORD (or controlling persons thereof) may become subject under the Securities Act of 1933, as amended, or otherwise, in the form of reciprocal indemnification provisions which customarily appear in underwriting agreements used by reputable investment bankers.

7.   Acquisition for investment. HARTFORD hereby agrees that the shares of
     Common Stock are being acquired for its own account and not with a view to the distribution or resale thereof and the same shall not be sold or transferred in the absence of an effective registration statement under the
     Securities Act of 1933 unless an exemption therefrom is available.

8.   Agreements Relating to Rule 144. If and so long as the Company has securities registered pursuant to the Securities Act of 1933, the Company will (a) file reports in compliance with the Securities Exchange Act of
     1934, and (b) at its expense, forthwith upon the request of HARTFORD, deliver to HARTFORD a certificate, signed by the Company's principal financial officer, stating (i) Company's name, address and telephone number
     (including  area code), (ii) the Company's Securities and Exchange identification number, (iii) the Company's Securities and Exchange
     Commission file number, (iv) the number of shares of stock (and other securities) outstanding as shown by the most recent report or statement published  by the Company and (v) whether the Company has filed the reports required to be filed under the Securities Exchange Act of 1934 for a period of at least ninety (90) days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder. If at any time, subsequent to the exchange of HARTFORD's notes for Common Stock, the Company is not required to file reports in compliance with either Section 13 or Section 15(d) of the Securities Exchange Act of
     1934, the Company, at its expense will, forthwith upon the written request of HARTFORD, make available adequate current public information  with respect to the Company within the meaning of paragraph (c)(2) of Rule 144 of the General Rules and Regulations promulgated  under the Securities Act of 1933.

9.   Transfer of Common Stock by HARTFORD. It is expected that HARTFORD shall and HARTFORD shall at any time be permitted without any approval, consent or action of the Company to, sell, transfer or assign all or any part of the Common Stock or other voting or non-voting equity securities of the
     Company then owned by HARTFORD to other individuals, corporations or other entities; provided, however, in the event of a sale, transfer or assignment by HARTFORD of any of its shares of Common Stock, HARTFORD shall, in the absence of an effective registration statement under the Securities Act of
     1933 covering such shares, provide the Company with an opinion of counsel, satisfactory in form and substance to the Company and its counsel, to the effect that such sale, transfer or assignment will not require that such securities be registered under the Securities Act of 1933. Any such assignee, in proportion to its ownership of the Common Stock or other voting or non-voting equity securities, shall be entitled to exercise or acquire all of the rights or interests which may be exercised or acquired by HARTFORD pursuant to the terms of this Agreement; provided, however, that the right to request mandatory registration under paragraph 5 shall be exercisable only by the then owners of a majority interest of the Common
     Stock previously held by HARTFORD.

10.  Notices and Addresses. All notices or other communications in connection herewith shall be in writing and shall be mailed by first class or air mail, postage prepaid to the following addresses and to the attention of the party in question:

     Hartford Holdings
     c/o William L. Becker
     Park Lane
     West Bay Road
     Georgetown, Grand Cayman Islands,
     British West Indies

     Or at such other addresses as may have been furnished to the other parties in writing.

11.  No additional Classes of Common Stock. The Company shall not create any additional classes of common capital stock.

12.  Termination of Agreement. This Agreement shall terminate only upon the exercise by HARTFORD of all of its rights for registration or exchange of stock as set forth in paragraphs 2, 4 and 5 hereof or by the mutual written consent of the Company and HARTFORD.

13.  Amendments. This agreement may be amended only by written amendment signed by HARTFORD and the Company.

14.  Complete Agreement. This Agreement contains all of the Agreements and understandings between the parties here-to relative to the transaction contemplated herein.

15.  Choice of Law. This agreement and all matters pertaining thereto shall be construed under he laws of the State of Nebraska.

16.  Signatures. This Agreement may be executed in counterparts, with each such duly executed counterpart having the same validity, force and effect as the original.

17.  Facsimile. A facsimile copy of this document and any signatures shall be considered for all purposes and intent as legal and binding originals.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date first above written.

HARTFORD HOLDINGS                                 Telemetrix Inc.

/s/ illegible                                     /s/Michael J. Tracy
----------------------------                      -----------------------------
By:                                               Michael J. Tracy, President

Telemetrix Inc.

/s/Michael L. Glaser
----------------------------
Michael L. Glaser, Secretary